SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 24, 2007 (July 24, 2007)

BAUSCH & LOMB INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

New York	1-4105	16-0345235
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

One Bausch & Lomb Place
Rochester, NY, 14604-2701
(Address of principal executive offices)

                                   (585) 338.6000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On July 24, 2007, Bausch & Lomb Incorporated sent a letter to Advanced Medical
Optics, Inc.	A copy of the letter is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Letter to Advanced Medical Optics, Inc., dated July 24, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BAUSCH & LOMB INCORPORATED

By: /s/ Robert B. Stiles

Name:	Robert B. Stiles
Title:	Senior Vice President & General Counsel

Date: July 24, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Advanced Medical Optics, Inc., dated July 24, 2007